As filed with the Securities and Exchange Commission on November 3, 2026

Registration No. 333-299574

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Charter Communications Operating, LLC
Charter Communications Operating Capital Corp.

(Exact name of registrants as specified in their charters)

CCO Holdings, LLC*

(Exact name of registrant guarantor as specified in their charters)

Delaware	4841	43-1843260
Delaware	4841	20-1044453
Delaware	4841	86-1067239
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(203) 905-7801

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Jamal H. Haughton

Executive Vice President, General Counsel and Corporate Secretary

400 Washington Blvd.

Stamford, Connecticut 06902

(203) 428-0238

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Christian O. Nagler, P.C.
Kirkland & Ellis LLP
601 Lexington Avenue

New York, New York 10022-4611

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction: Exchange Act

Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrants hereby amend this registration statement on form S-4 (this “Registration Statement”) on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

*	The companies listed below in the Table of Subsidiary Guarantors are also included in this Registration Statement on Form S-4 as additional Note Guarantors.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-4 of Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. (File Nos. 333-299574 and 333-299574-72) and the other registrants named therein (the “Registration Statement”) is being filed as an exhibit-only filing to file the Consent of KPMG LLP, filed herewith as Exhibit 23.2 and the Consent of Deloitte & Touche LLP, filed herewith as Exhibit 23.3 (collectively, the “Consents”). Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature pages to the Registration Statement and the Consents filed herewith as Exhibit 23.2 and Exhibit 23.3. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

Exhibits

Reference is made to the exhibit index filed as part of this Registration Statement.

Financial Statement Schedules

Certain schedules have been omitted because of the absence of the conditions under which they are required or because the information required by such omitted schedules is set forth in the financial statements or the notes thereto.

Exhibit	Description
4.1*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015 (File No. 001-33664)).

4.2*	Second Supplemental Indenture, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Safari II, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 24, 2016 (File No. 001-33664)).

4.3*	Twenty-Seventh Supplemental Indenture, dated as of August 12, 2026, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on August 12, 2026).

4.4*	Twenty-Ninth Supplemental Indenture, dated as of August 24, 2026, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Charter Communications, Inc. on August 24, 2026).

4.5*	Thirtieth Supplemental Indenture, dated as of August 24, 2026, by and among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on August 26, 2026 (File No. 001-33664)).

4.6*	Form of 7.087% Senior Secured Notes due 2038 (included in Exhibits 4.3 and 4.4 hereto).

4.7*	Form of 7.337% Senior Secured Notes due 2041 (included in Exhibits 4.3 and 4.4 hereto).

4.8(a)*	Restatement Agreement, dated as of April 26, 2019, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on December 21, 2017 and as amended by Amendment No. 1 as of January 24, 2019, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC, the lenders party thereto and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of Charter Communications, Inc. filed April 30, 2019 (File No. 001-33664)).

Exhibit	Description
4.8(b)*	Amendment No. 1, dated as of October 24, 2019, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on October 30, 2019 (File No. 001-33664)).

4.8(c)*	Amendment No. 2, dated as of May 26, 2022, to (i) the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019 and as amended by Amendment No. 1 on October 24, 2019, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent and (ii) the Amended and Restated Guarantee and Collateral Agreement, dated as of March 18, 1999, as amended and restated as of March 6, 2007, as amended and restated as of March 31, 2010, as amended and restated as of May 18, 2016 and as further amended as of January 24, 2019, by Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on June 2, 2022 (File No. 001-33664)).

4.8(d)*	Amendment No. 3, dated as of February 10, 2023, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019 and as further amended by Amendment No. 2 on May 26, 2022, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain of Charter Communications Operating, LLC’s subsidiaries, the lenders party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on February 16, 2023 (File No. 001-33664)).

4.8(e)*	Amendment No. 4, dated as of March 23, 2023, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019 and as further amended by Amendment No. 2 on May 26, 2022 and as further amended by Amendment No. 3 on February 10, 2023, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain of Charter Communications Operating, LLC’s subsidiaries, the lenders party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on March 29, 2023 (File No. 001-33664)).

4.8(f)*	Amendment No. 5, dated as of December 7, 2023, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019 and as further amended by Amendment No. 2 on May 26, 2022 and as further amended by Amendment No. 3 on February 10, 2023 and as further amended by Amendment No. 4 on March 23, 2023, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain of Charter Communications Operating, LLC’s subsidiaries, the lenders party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on December 13, 2023 (File No. 001-33664)).

Exhibit	Description
4.8(g)*	Amendment No. 6, dated as of December 3, 2024, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019 and as further amended by Amendment No. 2 on May 26, 2022 and as further amended by Amendment No. 3 on February 10, 2023, as further amended by Amendment No. 4 on March 23, 2023, and as further amended by Amendment No. 5 on December 7, 2023, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain of Charter Communications Operating, LLC’s subsidiaries, the lenders party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on December 9, 2024 (File No. 001-33664)).

4.9*	Collateral Agreement, dated as of May 18, 2016, by Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and the other grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as collateral agent (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by CCO Holdings, LLC on May 24, 2016 (File No. 001-37789)).

4.10*	First Lien Intercreditor Agreement, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, the other grantors party thereto, Bank of America, N.A., as credit agreement collateral agent for the credit agreement secured parties, The Bank of New York Mellon Trust Company, N.A., as notes collateral agent for the indenture secured parties, and each additional agent from time to time party thereto (incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by CCO Holdings, LLC on May 24, 2016 (File No. 001-37789)).

5.1**	Opinion of Kirkland & Ellis LLP.

10.1*	Exchange and Registration Rights Agreement, dated August 12, 2026, relating to the 7.087% Senior Secured Notes due 2038 and 7.337% Senior Secured Notes due 2041, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., the guarantors party thereto and the Dealer Managers (as defined therein). (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. on August 12, 2026).

21.1**	Subsidiaries of CCO Holdings, LLC.

22.1**	Subsidiary Issuers and Subsidiary Guarantors of Guaranteed Securities.

23.1**	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.2†	Consent of KPMG LLP.

23.3†	Consent of Deloitte & Touche LLP.

24.1**	Power of Attorney (included on the signature pages of this Registration Statement).

25.1**	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. with respect to the indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

99.1**	Form of Letter of Instruction.

107**	Filing Fee Table.

*	Incorporated by reference and not filed herewith.

**	Previously filed.

†	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on November 3, 2026.

CHARTER COMMUNICATIONS OPERATING, LLC

Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

CCO HOLDINGS, LLC

Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

EACH OF THE SUBSIDIARY GUARANTORS NAMED ON THE TABLE OF SUBSIDIARY GUARANTORS (OTHER THAN SPECTRUM MOBILE EQUIPMENT, LLC AND COX FLORIDA TELCOM, L.P.)

Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

SPECTRUM MOBILE EQUIPMENT, LLC

Registrant

By:	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
Senior Vice President, Corporate Finance and Development

COX FLORIDA TELCOM, L.P.

Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of each of Charter Communications Operating, LLC, CCO Holdings, LLC and each of the additional Registrant Guarantors named on the Table of Subsidiary Guarantors (other than Spectrum Mobile Equipment, LLC and Cox Florida Telcom, L.P.).

Signature	Title	Date

*	President and Chief Executive Officer
Christopher L. Winfrey	(Principal Executive Officer)	November 3, 2026

/s/ Kevin D. Howard	Executive Vice President, Interim Chief
Kevin D. Howard	Financial Officer, Chief Accounting Officer and Controller (Principal Accounting Officer and Principal Financial Officer)	November 3, 2026

**	Manager of Charter Communications
Charter Communications, Inc.	Operating, LLC	November 3, 2026

**
Charter Communications, Inc.	Manager of CCO Holdings, LLC	November 3, 2026

**	Manager of each of the additional Registrant
Charter Communications, Inc.	Guarantors named on the Table of Subsidiary Guarantors (other than Spectrum Mobile Equipment, LLC and Cox Florida Telcom, L.P.)	November 3, 2026

* By:	/s/ Kevin D. Howard
Kevin D. Howard
Attorney-in-Fact

**By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of Spectrum Mobile Equipment, LLC.

Signature	Title	Date

*	President
Danny L. Bowman	(Principal Executive Officer)	November 3, 2026

/s/ Jeffrey B. Murphy	Senior Vice President, Corporate Finance
Jeffrey B. Murphy	and Development (Principal Financial Officer)	November 3, 2026

*	Vice President, Risk Management and
Jason Schlueter	Treasury (Principal Accounting Officer)	November 3, 2026

**
Charter Communications, Inc.	Manager of Spectrum Mobile Equipment, LLC	November 3, 2026

* By:	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
Attorney-in-Fact

**By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of Cox Florida Telcom, L.P.

Signature	Title	Date

*	President and CEO
Christopher L. Winfrey	(Principal Executive Officer)	November 3, 2026

/s/ Kevin D. Howard	Executive Vice President, Interim
Kevin D. Howard	Chief Financial Officer, Chief Accounting Officer and Controller (Principal Accounting Officer and Principal Financial Officer)	November 3, 2026

**
CCI Corporate Services, LLC	General Partner of Cox Florida Telcom, L.P.	November 3, 2026

*By:	/s/ Kevin D. Howard
Kevin D. Howard
Attorney-in-Fact

**By:	Charter Communications, Inc., as Manager

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Interim Chief Financial Officer, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of Charter Communications Operating Capital Corp.

Signature	Title	Date

*	President and Chief Executive Officer
Christopher L. Winfrey	(Principal Executive Officer)	November 3, 2026

/s/ Kevin D. Howard	Executive Vice President, Interim
Kevin D. Howard	Chief Financial Officer, Chief Accounting Officer and Controller (Principal Accounting Officer and Principal Financial Officer)	November 3, 2026

*	Sole Director of Charter
Jeffrey B. Murphy	Communications Operating Capital Corp.	November 3, 2026

*By:	/s/ Kevin D. Howard
Kevin D. Howard
Attorney-in-Fact